Eos Energy Enterprises Reports Third Quarter 2023 Financial Results Received $399M DOE LPO Title VXII loan conditional commitment, shipped first Eos Z3TM customer energy storage system, and provided an update to its 2023 outlook November 6, 2023 — EDISON, N.J. — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced financial results for the third quarter ended September 30, 2023. Key Highlights + Revenue totaled $0.7 million, compared to $6.1 million in 3Q 2022, as the Company began commercial production and shipped the first Eos Z3 energy storage systems. + $21.3 million Cost of Goods Sold, a 57% year over year decrease, driven by lower volume partially offset by one-time non-cash accounting adjustments for project commissioning and inventory reserves. + Operating expenses of $17.3 million, a 12% decrease compared to 3Q 2022, primarily driven by a reduction in outside services. + Cash balance of $58.0 million as of September 30, 2023. + Booked orders of $92.7 million for the first nine months of fiscal year 2023, resulting in an order backlog of $539 million as of September 30, 2023, a 19% increase compared to September 30, 2022. + The Company provided an update to its 2023 outlook, announcing that 2023 revenue and booked orders are both expected to come in below previous guidance as the Company focuses capital and resources on delivery of critical customer commitments and the launch of the first state of the art manufacturing line in 2Q24. The Company reaffirmed its 2023 outlook regarding a 15% product cost reduction from Eos Z3 product launch. + Selected by Dominion Energy Virginia to provide longer duration energy storage for a groundbreaking pilot project. + On August 31, the Company announced that the U.S. Department of Energy Loans Program Office (LPO) issued a conditional commitment for a Title XVII loan of $399 million which would support plans to scale annual production to 8 GWh of storage by 2026. Eos Chief Executive Officer Joe Mastrangelo said, “In just 12 months, we completed the design and developed, manufactured, and shipped our first Eos Z3 cube, incorporating our time-tested 15-year chemistry in a simpler manufacturing process, along with a streamlined energy system configuration. The team is focused on providing stationary storage solutions that are fully manufactured in the United States and provide both the flexibility and safety the market requires.” Mastrangelo concluded, “The first Z3 customer shipment is a testament to the entire Eos team and the work they do every day to meet the challenges and capture the opportunities of scaling the company. As we look at the rest of the year and into 2024, we are focused on execution, driving down costs, and building our first state-of-the-art manufacturing line that supports our path to profitability.” Earnings Conference Call and Audio Webcast Eos will host a conference call to discuss its third quarter 2023 financial results on November 7, 2023, at 8:30 a.m. ET. A live webcast of the call will be available on the “Investor Relations” page of the Company’s

2 website at https://investors.eose.com. To access the call by phone, please register in advance using this link (registration link), and you will be provided with dial in details via email upon registration. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’s investor relations website for a limited time. The webcast replay will be available from 11:30 a.m. ET November 7, 2023, and can be accessed by visiting https://investors.eose.com/events-and-presentations. About Eos Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue and booked orders for the fiscal year ended December 31, 2023 and cash balance as of December 31, 2023, the tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act of 2022, statements regarding our ability to secure final approval of a loan from the Department of Energy LPO, or our anticipated use of proceeds from any loan facility provided by the US Department of Energy, statements that refer to 2023 outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, uncertainties around our ability to secure final approval of a loan from the Department of Energy the Loan Programs Office, in a timely manner or at all, or the timing of funding and the final size of any loan if approved; the possibility of a government shutdown while we work to finalize loan documents with the U.S. Department of Energy Loan

3 Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid- 19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure for backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company. Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects. Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”) or Master Supply Agreement (“MSA”) executed by both parties.

4 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenue Total revenue $ 684 $ 6,065 $ 9,768 $ 15,258 Costs and expenses Cost of goods sold 21,262 50,025 59,448 122,468 Research and development expenses 3,228 4,462 13,699 14,889 Selling, general and administrative expenses 13,076 14,651 40,169 48,045 Loss from write-down of property, plant, and equipment 955 496 7,151 2,501 Grant expense, net - - - 4 Total costs and expenses 38,521 69,634 120,467 187,907 Operating loss (37,837) (63,569) (110,699) (172,649) Interest expense, net 4,994 2,766 14,709 3,388 Interest expense – related party 4,449 2,960 32,962 7,798 Change in fair value of derivatives - related party (61,804) 416 25,919 (12,094) Loss on debt extinguishment / other expense (421) 901 3,984 1,414 Income (loss) before income taxes $ 14,945 $ (70,612) $ (188,273) $ (173,155) Income tax expense 13 110 25 45 Net income (loss) $ 14,932 $ (70,722) $ (188,298) $ (173,200) Basic and diluted income (loss) per share attributable to common shareholders Basic $ 0.11 $ (1.12) $ (1.65) $ (3.00) Diluted $ (0.05) $ (1.12) $ (1.65) $ (3.00) Weighted average shares of common stock Basic 138,005,222 63,065,884 114,209,090 57,705,811 Diluted 156,325,284 63,065,884 114,209,090 57,705,811

5 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES UNAUDITED CONSOLIDATED BALANCE SHEETS DATA (In thousands) September 30, 2023 December 31, 2022 Balance sheet data Cash and cash equivalents $ 57,970 $ 17,076 Other current assets 50,523 38,071 Property and equipment, net 20,336 27,169 Other assets 25,249 24,472 Total assets 154,078 106,788 Total liabilities 282,409 239,499 Total deficit (128,331) (132,711) UNAUDITED STATEMENTS OF CASH FLOW DATA (In thousands) Nine Months Ended September 30, 2023 2022 Cash used in operating activities $ (107,578) $ (159,129) Cash used in investing activities (21,186) (19,039) Cash provided by financing activities 170,607 123,524 Effect of foreign exchange on cash, cash equivalents & restricted cash (5) (1) Net increase (decrease) in cash, cash equivalents and restricted cash 41,838 (54,645) Cash, cash equivalents and restricted cash, beginning of the period 31,223 105,692 Cash, cash equivalents and restricted cash, end of the period $ 73,061 $ 51,047